EXHIBIT 99.1
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                            THE PENN TRAFFIC COMPANY
                         PHANTOM STOCK AWARD AGREEMENT


        THIS PHANTOM STOCK AWARD AGREEMENT (this "AGREEMENT"), is entered into as of this ___day of _____, _____, by and between The Penn Traffic Company, a Delaware corporation (the "COMPANY"), and __________ (the "PARTICIPANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in The Penn Traffic Company 2006 Omnibus Award Plan (the "PLAN").

        WHEREAS, the Board acting as the Committee administering the Plan has determined that it is in the best interests of the Company and its stockholders to grant to the Participant as of the date hereof (the "EFFECTIVE DATE") the award of phantom shares provided for herein (the "PHANTOM STOCK AWARD"), such grant to be subject to the terms set forth herein.

        NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

        1. GRANT. Subject to the terms and conditions set forth therein, the Company hereby grants to the Participant ______ phantom shares (collectively, the "PHANTOM SHARES"). Each Phantom Share shall represent the right to receive on the "Settlement Date" (as defined below) a cash payment equal to the Fair Market Value of one share of Common Stock on the Settlement Date.

        2. INCORPORATION BY REFERENCE, ETC. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

        3.      SETTLEMENT; SETTLEMENT DATE.

                (a) Subject to the provisions of Section 5 below, the Phantom Shares shall be settled by the Company on the Settlement Date (as defined below). Such settlement shall be made by delivering to the Participant a single lump sum cash payment (the "SETTLEMENT AMOUNT") equal to the Fair Market Value of the Phantom Shares on the Settlement Date.

                (b) For purposes of this Agreement, "Settlement Date" shall mean the date on which the earliest of the following occurs:

                        (i) One business day following the date upon which the Participant ceases to be a member of the Board for any reason;

                        (ii)    Change in Control;

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                        (iii)   The Participant  becomes "Disabled" within the
        meaning of Section 409A(a)(2)(C) of the Code; or

                        (iv)    Death of the Participant.

        4. EXPIRATION DATE. Subject to Section 6 hereof, the Phantom Shares shall expire at 11:59 p.m. Eastern Time ("ET") on the Settlement Date (the "PHANTOM SHARES PERIOD").

        5.      MISCELLANEOUS.

                (a) COMPLIANCE WITH LEGAL REQUIREMENTS. The granting and settling of the Phantom Shares, and any other obligations of the Company under this Agreement shall be subject to all applicable laws of any governmental authority with jurisdiction over this Agreement, and to all rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Company, in its sole discretion, may postpone the settlement of Phantom Shares as the Company may consider appropriate and may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Settlement Amount in compliance with applicable laws, rules and regulations.

                (b) TRANSFERABILITY. Except as described in Section 12(k) of the Plan, the Phantom Shares shall not be transferable by the Participant other than by will or the laws of descent and distribution, and any such purported transfer shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute a transfer or encumbrance.

                (c) RIGHTS AS STOCKHOLDER. The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Agreement.

                (d) TAX WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all taxes that are required to be withheld by applicable law or regulation.

                (e)     ADJUSTMENTS FOR STOCK SPLITS,  STOCK  DIVIDENDS,  ETC.
        The number of Phantom Shares may be adjusted as determined by the Committee in its sole discretion, as is fully set forth in Section 13 of the Plan. Without limiting the foregoing, the number of Phantom Shares may be so adjusted in case of any extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations or reorganizations occurring after the Effective Date.

                (f) WAIVER. Any right of the Company contained in this Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent

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        occasion for its exercise,  or as a waiver of any right to damages. No waiver by any party of any breach of this  Agreement  shall be held to
        constitute   a  waiver  of  any  other  breach  or  a  waiver  of  the
        continuation of the same breach.

                (g) NOTICES. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing and shall be deemed to have been duly given when actually received or, if mailed, three days after mailing by registered or certified mail, return receipt requested, or one business day after mailing by a nationally recognized express mail delivery service with instructions for next-day delivery, to those persons listed below at their following respective addresses or at such other address or person's attention as each may specify by notice to the others:

                        To the Company:

                        The Penn Traffic Company
                        P.O. Box 4737
                        Syracuse, NY 13221-4737
                        Attention: General Counsel

                        To the Participant:

                        The most recent address for the Participant in the records of the Company. The Participant hereby agrees to promptly provide the Company with written notice of any change in the Participant's address for so long as this Agreement remains in effect.

                (h) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

                (i) NO RIGHTS TO EMPLOYMENT, ETC. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

                (j) NO ACQUIRED RIGHTS. In participating in the Plan, the Participant acknowledges and accepts that the Committee has the power to amend or terminate the Plan at any time and that the opportunity given to the Participant to participate in the Plan is entirely at the discretion of the Committee and does not obligate the Company or any of its Affiliates to offer such participation in the future (whether on the same or different terms).

                (k) SECTION 409A. Notwithstanding anything in this Agreement to the contrary, any payments hereunder that would be subject to an additional or accelerated income tax under Section 409A of the Code shall be deferred until the earliest date that such payments may be made without the imposition of such tax.

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                (l)     BENEFICIARY. The Participant may file with the Company
        a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke
        such   designation.   If  no  designated   beneficiary   survives  the
        Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

                (m) SUCCESSORS. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

                (n) ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations in respect thereto.

                (o) MODIFICATIONS. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

                (p) BOUND BY PLAN. By signing this Agreement, Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan

                (q) GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE. ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN NEW YORK COUNTY, NEW YORK. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

                (r) JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

                (s) HEADINGS/INTERPRETATIONS. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement. The term "COMPANY" as used herein with reference to the employment of the Participant or the termination thereof shall refer to the Company, and each of its direct and indirect subsidiaries.
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                (t)     SIGNATURE  IN  COUNTERPARTS.  This  Agreement  may  be
        signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.




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            IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the date first set forth above. The Penn Traffic Company



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                                              By:
                                              Title:



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                                              NAME




                                              Participant



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                                              NAME